O FSS2 P-4

                      SUPPLEMENT DATED FEBRUARY 18, 2000
                             TO THE PROSPECTUS OF
                           FRANKLIN STRATEGIC SERIES
         (FSS2 - FRANKLIN BIOTECHNOLOGY DISCOVERY, GLOBAL HEALTH CARE,
              GLOBAL COMMUNICATIONS AND NATURAL RESOURCES FUNDS)
                            DATED SEPTEMBER 1, 1999

The prospectus is amended as follows:

I. Under the "Goal and Strategies" discussion for the Biotechnology Fund, the second paragraph on page 3 is revised to read:

 The fund is closed to new investors, except retirement plan accounts. If you were a shareholder of record as of February 18, 2000, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend or capital gain distributions. The fund reserves the right to modify this policy at any time.

II. The first paragraph of the section "Income and capital gains distributions" on page 50 is replaced with the following:

 Each fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of these distributions will vary and there is no guarantee any fund will pay dividends.

III. The following sentence is added after the minimum investments table on page 57:

 Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

IV. The first sentence under "Selling Shares" on page 62 is replaced with the following:

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. If you are a shareholder of the Biotechnology Fund, please also keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional fund shares or to reopen your account. This policy does not apply to retirement plans.

V. In the Selling Shares table on page 63 the section "By Wire" is replaced with the following:

----------------------------------------------------------------------
 [Insert graphic    You can call or write to have redemption
 of three lightning proceeds sent to a bank account. See the
 bolts]             policies above for selling shares by mail or
                    phone.
 BY ELECTRONIC
 FUNDS              Before requesting to have redemption proceeds
 TRANSFER (ACH)     sent to a bank account, please make sure we have
                    your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

                    If we receive your request in proper form by
                    1:00 p.m. Pacific time, proceeds sent by ACH
                    generally will be available within two to three
                    business days.
----------------------------------------------------------------------

VI. The section "Sales charge waivers" on page 56 is replaced with the following:

 SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Plan Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

VII. The section "Dealer compensation" on page 66 is replaced with the following:

 DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                     CLASS A      CLASS B    CLASS C
----------------------------------------------------------------------

 COMMISSION (%)                          -          4.00      2.00
 Investment under $50,000             5.00             -         -
 $50,000 but under $100,000           3.75             -         -
 $100,000 but under $250,000          2.80             -         -
 $250,000 but under $500,000          2.00             -         -
 $500,000 but under $1 million        1.60             -         -
 $1 million or more             up to 1.00 1           -         -
 12B-1 FEE TO DEALER                  0.25 2        0.25 3    1.00 4

 A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

 1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
 2. The Biotechnology Fund and Natural Resources Fund may each pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses. The Biotechnology Fund will not reimburse Distributors the additional 0.10% during periods when the fund is closed to new investors.
 3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
 4. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

VIII. The section "Statements and reports" on page 64 is replaced with the following:

 STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

 If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.

               Please keep this supplement for future reference.